Exhibit 99(1)
HESS CORPORATION

Investor Contact:Jay Wilson (212) 536-8940
Media Contact:Jon Pepper (212) 536-8550
News Release

HESS REPORTS ESTIMATED RESULTS FOR THE FIRST QUARTER OF 2012

First Quarter Highlights:

•	Net income was $545 million, compared with $929 million in the first quarter of 2011

•	Net income excluding items affecting comparability between periods was $509 million, compared with $619 million in the first quarter of 2011

•	Oil and gas production was 397,000 barrels of oil equivalent per day, compared with 399,000 in the first quarter of 2011

NEW YORK, April 25, 2012 -- Hess Corporation (NYSE: HES) reported net income of $545 million for the first quarter of 2012 compared with $929 million for the first quarter of 2011.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended
	March 31, (unaudited)
	2012	2011
	(In millions, except per share amounts)
Exploration and Production	$635	$979
Marketing and Refining	11	39
Corporate	(38)	(28)
Interest expense	(63)	(61)
Net income attributable to Hess Corporation	$545	$929

Net income per share (diluted)	$1.60	$2.74

Weighted average number of shares (diluted)	340.3	339.2

Note: See the following page for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $635 million in the first quarter of 2012 compared with $979 million in the first quarter of 2011.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $89.92 per barrel, up from $87.22 per barrel in the same quarter a year ago.  The average worldwide natural gas selling price was $6.23 per mcf in the first quarter of 2012, up from $5.84 per mcf in the first quarter of 2011.  First quarter oil and gas production was 397,000 barrels of oil equivalent per day compared with 399,000 barrels of oil equivalent per day in the first quarter a year ago.

Marketing and Refining earnings were $11 million in the first quarter of 2012 compared with $39 million in the same period in 2011.  Marketing earnings, reflecting the impact of a mild winter on energy marketing operations, were $22 million in the first quarter of 2012 compared with $68 million in the first quarter of 2011.  Refining operations incurred a loss of $6 million in the first quarter of 2012, compared with a loss of $48 million in the first quarter a year ago.  Trading results were a loss of $5 million in the first quarter of 2012, compared with income of $19 million in the first quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended
	March 31, (unaudited)
	2012	2011
	(Millions of dollars)
Exploration and Production	$36	$310

First quarter 2012 results included a gain of $36 million related to the sale of the Corporation’s interest in the Snohvit Field, offshore Norway.

Net cash provided by operating activities was $988 million in the first quarter of 2012, compared with $1,135 million in the same quarter of 2011.  Capital and exploratory expenditures were $1,986 million, of which $1,963 million related to Exploration and Production operations.  Capital and exploratory expenditures for the first quarter of 2011 were $1,186 million, of which $1,173 million related to Exploration and Production operations.

At March 31, 2012, cash and cash equivalents totaled $396 million compared with $351 million at December 31, 2011.  Total debt was $6,978 million at March 31, 2012 and $6,057 million at December 31, 2011.  The Corporation’s debt to capitalization ratio at March 31, 2012 was 26.7 percent compared with 24.6 percent at the end of 2011.

Hess Corporation will review first quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First		First	Fourth
	Quarter		Quarter	Quarter
	2012		2011	2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,682		$10,215	$9,733
Income (loss) from equity investment in HOVENSA L.L.C.	-		(48)	(940)
Other, net	65		348	31

Total revenues and non-operating income	9,747		10,515	8,824

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,679		7,040	6,712
Production expenses	673		531	613
Marketing expenses	251		283	273
Exploration expenses, including dry holes and lease impairment	253		313	426
Other operating expenses	41		42	44
General and administrative expenses	167		164	187
Interest expense	104		99	93
Depreciation, depletion and amortization	681		558	674

Total costs and expenses	8,849		9,030	9,022

Income (loss) before income taxes	898		1,485	(198)
Provision (benefit) for income taxes	338		511	(64)

Net income (loss)	560		974	(134)
Less: Net income (loss) attributable to noncontrolling interests	15		45	(3)
Net income (loss) attributable to Hess Corporation	$545		$929	$(131)

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$9		$(3)	$(8)
Capitalized interest	5		2	5

Cash Flow Information
Net cash provided by operating activities (a)	$988	(b)	$1,135	$1,138

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,241		$540	$1,372
International	722		633	813

Total Exploration and Production	1,963		1,173	2,185
Marketing, Refining and Corporate	23		13	51

Total Capital and Exploratory Expenditures	$1,986		$1,186	$2,236

Exploration expenses charged to income included above
United States	$37		$42	$51
International	71		62	70

	$108		$104	$121

(a)	Includes changes in working capital.
(b)	Net of payments to HOVENSA L.L.C. totaling $487 million to fully fund our share of previously accrued refining shutdown costs.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	March 31,	December 31,
	2012	2011
Balance Sheet Information

Cash and cash equivalents	$396	$351
Other current assets	7,816	7,988
Investments	415	384
Property, plant and equipment – net	26,052	24,712
Other long-term assets	5,968	5,701
Total assets	$40,647	$39,136

Short-term debt and current maturities of long-term debt	$38	$52
Other current liabilities	8,153	8,048
Long-term debt	6,940	6,005
Other long-term liabilities	6,359	6,439
Total equity excluding other comprehensive income (loss)	20,214	19,659
Accumulated other comprehensive income (loss)	(1,057)	(1,067)
Total liabilities and equity	$40,647	$39,136

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Quarter 2012
	United
	States		International		Total

Sales and other operating revenues	$923		$1,697		$2,620
Other, net	-		63		63

Total revenues and non-operating income	923		1,760		2,683
Costs and expenses
Production expenses, including related taxes	231		442		673
Exploration expenses, including dry holes and lease impairment	78		175		253
General, administrative and other expenses	38		27		65
Depreciation, depletion and amortization	279		380		659

Total costs and expenses	626		1,024		1,650

Results of operations before income taxes	297		736		1,033
Provision (benefit) for income taxes	110		288		398

Results of operations attributable to Hess Corporation	$187	(a)	$448	(b)	$635

	First Quarter 2011
	United
	States		International		Total

Sales and other operating revenues	$746		$1,867		$2,613
Other, net	(1)		345		344

Total revenues and non-operating income	745		2,212		2,957
Costs and expenses
Production expenses, including related taxes	137		394		531
Exploration expenses, including dry holes and lease impairment	109		204		313
General, administrative and other expenses	48		36		84
Depreciation, depletion and amortization	152		385		537

Total costs and expenses	446		1,019		1,465

Results of operations before income taxes	299		1,193		1,492
Provision (benefit) for income taxes	112		401		513

Results of operations attributable to Hess Corporation	$187		$792	(b)	$979

	Fourth Quarter 2011
	United
	States		International		Total

Sales and other operating revenues	$937		$1,662		$2,599
Other, net	3		25		28

Total revenues and non-operating income	940		1,687		2,627
Costs and expenses
Production expenses, including related taxes	170		443		613
Exploration expenses, including dry holes and lease impairment	118		308		426
General, administrative and other expenses	49		33		82
Depreciation, depletion and amortization	273		378		651

Total costs and expenses	610		1,162		1,772

Results of operations before income taxes	330		525		855
Provision (benefit) for income taxes	130		198		328

Results of operations attributable to Hess Corporation	$200		$327	(b)	$527

(a)	The after-tax losses from crude oil hedging activities were $26 million.
(b)	The after-tax losses from crude oil hedging activities were $125 million in the first quarter of 2012, $81 million in the first quarter of 2011 and $83 million in the fourth quarter of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First	First	Fourth
	Quarter	Quarter	Quarter
	2012	2011	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	95	77	89
Europe	94	99	95
Africa (a)	71	84	54
Asia	16	14	13
Total	276	274	251

Natural gas liquids - barrels
United States	14	13	13
Europe	3	4	4
Asia	2	1	1
Total	19	18	18

Natural gas - mcf
United States	100	106	90
Europe	61	107	92
Asia and other	449	430	408
Total	610	643	590
Barrels of oil equivalent	397	399	367

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$95.92	$91.56	$100.76
Europe	80.18	84.17	77.18
Africa	88.75	82.32	85.49
Asia	117.13	110.80	111.08
Worldwide	89.92	87.22	89.70

Crude oil - per barrel (excluding hedging)
United States	$100.87	$91.56	$100.76
Europe	82.77	84.17	77.18
Africa	120.59	102.58	109.28
Asia	123.72	110.80	111.08
Worldwide	100.50	92.35	95.16

Natural gas liquids - per barrel
United States	$49.26	$57.31	$57.86
Europe	90.43	80.29	66.47
Asia	86.50	73.35	66.18
Worldwide	59.53	63.45	59.81

Natural gas - per mcf
United States	$1.75	$3.82	$2.50
Europe	9.44	8.25	8.88
Asia and other	6.77	5.75	6.57
Worldwide	6.23	5.84	6.32

(a)	Includes Libyan production of 18 thousand barrels of oil per day (bopd) in the first quarter of 2012, 14 thousand bopd in the first quarter of 2011 and 2 thousand bopd in the fourth quarter of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

	First	First	Fourth
	Quarter	Quarter	Quarter
	2012	2011	2011
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes	$20	$96	$(885)
Provision (benefit) for income taxes	9	57	(324)
Results of operations attributable to Hess Corporation	$11	$39	$(561)

Summary of Marketing and Refining Results
Marketing	$22	$68	$48
Refining	(6)	(48)	(598)
Trading	(5)	19	(11)
Results of operations attributable to Hess Corporation	$11	$39	$(561)

Operating Data

Sales Volumes
Refined petroleum products (thousands of barrels per day)
Gasoline	210	226	214
Distillates	115	134	143
Residuals	61	87	65
Other	18	20	19
Total	404	467	441

Natural gas (thousands of mcf per day)	2,560	2,875	2,170

Electricity (megawatts round the clock)	4,350	4,345	4,110

Retail Marketing
Number of retail stations (a)	1,361	1,350	1,360
Convenience store revenue (in millions of dollars) (b)	$272	$278	$290
Average gasoline volume per station (thousands of gallons per month) (b)	185	185	195

Port Reading
Refinery throughput (thousands of barrels per day)	47	66	58
Refinery utilization (capacity - 70,000 barrels per day)	67.4%	94.0%	82.9%

(a)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(b)	Company operated only.